Exhibit 99.2

Quarterly Investor Supplement

September 30, 2019

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended September 30, 2019. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Table of Contents

	Page		Page
Consolidated		Individual Life
Explanatory Note on Non-GAAP Financial Information	3 - 5	Sources of Normalized Adjusted Operating Earnings	30
Key Metrics	6	Key Metrics	31
Normalized Adjusted Operating Earnings by Segment	7	Corporate
Normalized Effective Tax Rate	8	Adjusted Operating Earnings	33
Consolidated Statements of Operations	9	Investment Information
Consolidated Adjusted Earnings Before Income Taxes	10	Portfolio Composition	35
Adjusted Operating Earnings by Segment (QTD)	11	Portfolio Results	36
Adjusted Operating Earnings by Segment (YTD)	12	Alternative Investment Income	37
Consolidated Balance Sheets	13	Reconciliations
DAC/VOBA Segment Trends	14	Reconciliation of Consolidated Statements of Operations	39
Consolidated Capital Structure	15	Reconciliation of Adjusted Operating Revenues	40
Consolidated Assets Under Management, Assets Under Administration		Reconciliation of Adjusted Operating Earnings - excluding Unlocking;
and Advisement	16	Adjusted Return on Capital	41 - 42
Retirement		Prepayments and Alternative Income Above (Below) Long-Term
Sources of Normalized Adjusted Operating Earnings and Key Metrics	18	Expectations	43
Client Assets Rollforward by Product Group	19 - 20	Reconciliation of Normalized Adjusted Operating Earnings and Earnings
Investment Management		Per Common Share (Diluted) (QTD)	44
Sources of Normalized Adjusted Operating Earnings	22	Reconciliation of Normalized Adjusted Operating Earnings and Earnings
Analysis of AUM and AUA	23	Per Common Share (Diluted) (YTD)	45
Account Value Rollforward by Source	24	Reconciliation of Book Value Per Common Share, Excluding AOCI	46
Account Value by Asset Type	25	Reconciliation of Investment Management Normalized Adjusted
Employee Benefits		Operating Margin, Excluding Investment Capital	47
Sources of Normalized Adjusted Operating Earnings	27
Key Metrics	28

Voya Financial	Page 3 of 47

Explanatory Note on Non-GAAP Financial Information

On September 12, 2018, we issued 325,000 shares of 6.125% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A, with a $0.01 par value per share and a liquidation preference of $1,000 per share, for aggregate net proceeds of $319 million. Dividend payments will be made semi-annually in arrears on the 15th day of March and September of each year, commencing on March 15, 2019. On June 11, 2019, we issued 300,000 shares of 5.35% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B with a $0.01 par value per share and a liquidation preference of $1,000 per share, for aggregate net proceeds of $293 million. Dividend payments will be made quarterly in arrears on the 15th of March, June, September and December of each year, commencing on September 15, 2019.
On June 1, 2018, we closed a transaction that resulted in the disposition of substantially all of our Closed Block Variable Annuity (“CBVA”) and annuities businesses (the "2018 Transaction"). We have recorded the results of the retained businesses in Corporate. In the second quarter of 2019, we settled all outstanding purchase price true-up amounts. Income (loss) from discontinued operations, net of tax for the nine months ended September 30, 2019, includes a $82 million charge related to the purchase price true-up settlement.
Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performance and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure, which is Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:

▪
Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

•
Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;

•
Income (loss) related to businesses exited through reinsurance or divestment that do not qualify as discontinued operations, which includes gains and (losses) associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Adjusted operating earnings before income taxes with how we manages our segments;

•
Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;

•	Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings that is available to common shareholders;

•
Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;

•
Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;

•
Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains and losses from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and

•
Other items not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings undertaken to achieve long-term economic benefits, including certain costs related to debt and equity offerings and severance and other expenses associated with such activities. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.

Voya Financial	Page 4 of 47

Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions) is excluded from the results of operations from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.
Normalized Adjusted Operating Earnings
Normalized adjusted operating earnings excludes from Adjusted operating earnings before income taxes the following items:

•	DAC/VOBA and other intangibles unlocking;

•
The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis, but excluding such amounts attributable to prepayment fees and alternative income in the Corporate Segment, and

•
For periods ended on or prior to June 30, 2018, Investment Management adjusted operating earnings related to our fixed and variable annuities businesses, which we sold in a transaction that closed on June 1, 2018.

Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability.
Adjusted Operating Earnings per Common Share (Diluted) and Normalized Adjusted Operating Earnings per Common Share (Diluted)
In addition to Net income (loss) per common share, we report Adjusted operating earnings per common share (diluted) and Normalized adjusted operating earnings per common share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Normalized Adjusted Operating Earning and Earnings Per Common Share" page of this document.
Shareholders' Equity/Book Value per Common Share, Excluding AOCI
In addition to book value per common share including Accumulated other comprehensive income (AOCI), we also report book value per common share excluding AOCI and shareholders' equity excluding AOCI and preferred stock. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per common share excluding AOCI and common shareholders' equity excluding AOCI provide a measure consistent with that view. The Adjusted debt to capital ratio includes a 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Book Value Per Common Share, Excluding AOCI" page of this document.
Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from corporate and closed block activities, which include our Retirement, Investment Management, Individual Life and Employee Benefits segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.
Adjusted Operating Effective Tax Rate and Normalized Adjusted Operating Effective Tax Rate
We assumed a 32% tax rate on adjusted operating earnings and all components of adjusted operating earnings described as "after tax" for 2017. Beginning in 2018, the adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss) from continuing operations, adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law, including the Tax Cuts and Jobs Act. For non-operating items, we apply a 21% tax rate beginning in 2018. The 32% tax rate for 2017 adjusted operating earnings and components reflects the estimated benefit of the dividends received deduction related to the company's Retirement, Investment Management, Employee Benefits and Individual Life segments.
Stranded Costs
As a result of the 2018 Transaction, certain costs that relate to activities for which we continue to provide transitional services for businesses sold and for which we are reimbursed under a transition services agreement ("TSA"), are reported within continuing operations along with the associated revenues from the TSAs. Additionally, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses sold, and other expenses that do not meet the foregoing criteria are reported within continuing operations. These costs reported within continuing operations ("Stranded Costs") are included in Adjusted operating earnings before income taxes and Income (loss) from continuing operations for all periods presented. Because we do not believe that TSA revenues and Stranded Costs are representative of the future run-rate of revenues and expenses of our continuing operations, they are recorded in Corporate. We plan to address the Stranded Costs through a cost reduction strategy.

Voya Financial	Page 5 of 47

Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:

•
Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;

•
Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;

•
Revenues related to businesses exited through reinsurance or divestment that do not qualify as discontinued operations, which includes revenues associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Operating revenues with how we manages our segments;

•
Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the gains and losses of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and

•
Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section in this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:

•
Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

•	Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), and transaction based recordkeeping fees.

•
Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

•	Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

•	Net commissions are commissions paid that are not deferred and thus recorded directly to expense.

•	For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 47

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Net income (loss) available to Voya Financial, Inc.'s common shareholders	106	226	64	121	142	396	754
Per common share (basic)	0.77	1.57	0.44	0.78	0.89	2.77	4.54
Per common share (diluted)	0.74	1.51	0.42	0.76	0.87	2.67	4.39
Adjusted operating earnings: (1)
Before income taxes	125	278	194	238	163	597	564
After income taxes	115	229	163	209	139	506	471
Effective tax rate	7.8%	17.7%	16.3%	12.2%	14.9%	15.2%	16.5%
Per common share (diluted)	0.81	1.52	1.07	1.32	0.84	3.41	2.74
Normalized adjusted operating earnings: (1)
Before income taxes	226	235	223	255	265	684	727
After income taxes	195	195	186	222	220	575	600
Effective tax rate	13.7%	17.1%	16.9%	12.7%	17.3%	15.9%	17.5%
Per common share (diluted)	1.36	1.30	1.22	1.40	1.34	3.87	3.48
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	9,939	9,452	8,746	7,894	8,204	9,939	8,204
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (1)	6,442	6,585	6,780	7,287	7,427	6,442	7,427
Net Deferred Tax Asset (DTA and AMT receivables) (net of valuation allowance) (2)	1,829	1,952	1,985	1,925	1,811	1,829	1,811
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI & DTA (2)	4,613	4,633	4,795	5,362	5,616	4,613	5,616
Book value per common share (including AOCI)	73.73	67.37	59.13	52.28	52.22	73.73	52.22
Book value per common share (excluding AOCI) (1)	47.79	46.94	45.84	48.26	47.28	47.79	47.28
Debt to Capital:
Debt to Capital	22.4%	23.8%	25.7%	27.6%	28.9%	22.4%	28.9%
Adjusted Debt to Capital (1) (4)	27.4%	27.7%	28.0%	26.6%	28.4%	27.4%	28.4%
Shares:
Weighted-average common shares outstanding
Basic	138	144	147	154	160	143	166
Diluted	144	150	151	158	164	149	172
Adjusted Diluted (1) (3)	144	150	151	158	164	149	172
Ending shares outstanding	135	140	148	151	157	135	157
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	290	446	200	275	250	936	850
Dividends to common shareholders	20	2	1	1	2	23	5
Total cash returned to common shareholders	310	448	201	276	252	959	855

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards (“Federal NOLs”), Alternative Minimum Tax refundable in the short term under new tax legislation, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $445 million tax valuation allowance related to Federal NOLs for the period ended September 30, 2019.

(3) For an explanation of the diluted weighted-average common share measures used for Adjusted operating earnings per share (diluted) and Normalized adjusted operating earnings per share (diluted) please refer to "Reconciliation of Book Value per Common Share, excluding AOCI" on page 46 of this document.

(4) Includes a 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.

Voya Financial	Page 7 of 47

Normalized Adjusted Operating Earnings by Segment

	Three Months Ended					Year-to-Date
(in millions USD, unless otherwise indicated)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Normalized adjusted operating earnings
Retirement	141	153	141	172	176	435	483
Investment Management	45	39	41	44	45	125	139
Employee Benefits	56	47	40	43	47	143	113
Individual Life	46	35	56	58	56	137	166
Corporate	(62)	(39)	(55)	(62)	(59)	(156)	(174)
Before income taxes	226	235	223	255	265	684	727
After income taxes	195	195	186	222	220	575	600
Effective tax rate	13.7%	17.1%	16.9%	12.7%	17.3%	15.9%	17.5%
Per common share (diluted)	1.36	1.30	1.22	1.40	1.34	3.87	3.48

Prepayment fees and alternative investment income above (below) long-term expectations (1)
Retirement	5	22	(16)	11	27	11	36
Investment Management	—	2	(7)	—	3	(5)	7
Employee Benefits	1	2	(2)	1	2	1	4
Individual Life	9	18	(5)	6	10	22	18
Before income taxes	15	44	(30)	18	42	29	65
After income taxes	12	35	(24)	14	33	23	51
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (diluted)	0.08	0.23	(0.16)	0.10	0.20	0.15	0.30

DAC/VOBA and other intangibles unlocking and other adjustments (2)
Retirement	(29)	5	4	(13)	50	(20)	12
Investment Management (2)	—	—	—	—	—	—	15
Employee Benefits	—	—	—	(1)	1	—	—
Individual Life	(88)	(6)	(3)	(21)	(200)	(97)	(260)
Corporate	1	—	—	—	5	1	5
Before income taxes	(116)	(1)	1	(35)	(144)	(116)	(228)
After income taxes	(92)	(1)	1	(28)	(114)	(92)	(180)
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (diluted)	(0.63)	(0.01)	0.01	(0.18)	(0.70)	(0.61)	(1.05)
Adjusted operating earnings
Retirement	117	180	129	170	253	426	531
Investment Management	46	41	34	44	48	121	161
Employee Benefits	57	49	38	43	50	144	117
Individual Life	(33)	47	48	43	(134)	62	(76)
Corporate	(62)	(39)	(55)	(62)	(54)	(156)	(169)
Before income taxes	125	278	194	238	163	597	564
After income taxes	115	229	163	209	139	506	471
Effective tax rate	7.8%	17.7%	16.3%	12.2%	14.9%	15.2%	16.5%
Per common share (diluted)	0.81	1.52	1.07	1.32	0.84	3.41	2.74

(1) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis, but excluding such amounts attributable to prepayment fees and alternative income in the Corporate Segment.

(2) For periods on or prior to June 30, 2018 other adjustments include Investment Management adjusted operating earnings related to our fixed and variable annuities businesses, which we sold in a transaction that closed on June 1, 2018.

Voya Financial	Page 8 of 47

Normalized Effective Tax Rate

	Three Months Ended					Year-to-Date
(in millions USD, unless otherwise indicated)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Normalized adjusted operating earnings
Before income taxes	226	235	223	255	265	684	727
Income taxes
Federal income taxes at 21% corporate rate	47	49	47	54	56	144	153
Tax adjustments (1)	(16)	(9)	(9)	(21)	(10)	(35)	(25)
Total taxes	31	40	37	32	45	109	127
Effective tax rate (4)	13.7%	17.1%	16.9%	12.7%	17.3%	15.9%	17.5%

Prepayment fees and alternative investment income above (below) long-term expectations (2)
Before income taxes	15	44	(30)	18	42	29	65
Income taxes
Federal income taxes at 21% corporate rate	3	9	(6)	4	9	6	14
Total taxes	3	9	(6)	4	9	6	14
Effective tax rate (4)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

DAC/VOBA and other intangibles unlocking and other adjustments (3)
Before income taxes	(116)	(1)	1	(35)	(144)	(116)	(228)
Income taxes
Federal income taxes at 21% corporate rate	(24)	—	—	(7)	(30)	(24)	(48)
Total taxes	(24)	—	—	(7)	(30)	(24)	(48)
Effective tax rate (4)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Adjusted operating earnings
Before income taxes	125	278	194	238	163	597	564
Income taxes
Federal income taxes at 21% corporate rate	26	58	41	50	34	125	118
Tax adjustments (1)	(16)	(9)	(9)	(21)	(10)	(35)	(25)
Total taxes	10	49	31	29	24	91	93
Effective tax rate (4)	7.8%	17.7%	16.3%	12.2%	14.9%	15.2%	16.5%

(1) Includes tax adjustments for the dividends received deduction (DRD) related to certain qualified dividends that are not subject to federal income taxes and tax credits, less certain expense items that are not deductible for federal income taxes such as preferred stock dividends, certain compensation expenses, etc.

(2) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis, but excluding such amounts attributable to prepayment fees and alternative income in the Corporate Segment.

(3) For periods on or prior to June 30, 2018 other adjustments include Investment Management adjusted operating earnings related to our fixed and variable annuities businesses, which we sold in a transaction that closed on June 1, 2018.

(4) Normalized effective tax rate calculations are based on un-rounded numbers.

Voya Financial	Page 9 of 47

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018

Revenues
Net investment income	853	880	815	816	855	2,548	2,491
Fee income	692	662	665	668	704	2,019	2,040
Premiums	571	585	582	537	550	1,738	1,622
Net realized capital gains (losses)	(15)	50	17	(52)	(46)	52	(347)
Other revenues	93	102	113	120	127	308	327
Income (loss) related to consolidated investment entities	43	67	5	93	62	115	199
Total revenues	2,237	2,346	2,197	2,182	2,252	6,780	6,332

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,259)	(1,232)	(1,186)	(1,129)	(1,268)	(3,677)	(3,446)
Operating expenses	(641)	(687)	(702)	(690)	(656)	(2,030)	(2,001)
Net amortization of DAC/VOBA	(134)	(67)	(85)	(108)	(86)	(286)	(260)
Interest expense	(51)	(42)	(42)	(79)	(47)	(135)	(142)
Operating expenses related to consolidated investment entities	(9)	(20)	(5)	(14)	(9)	(34)	(35)
Total benefits and expenses	(2,094)	(2,048)	(2,020)	(2,020)	(2,066)	(6,162)	(5,884)
Income (loss) from continuing operations before income taxes	143	298	177	162	186	618	448
Less:
Net investment gains (losses) and related charges and adjustments	17	55	23	(37)	11	95	(90)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(19)	(9)	(2)	38	14	(30)	2
Income (loss) related to businesses exited through reinsurance or divestment	27	2	(21)	(23)	—	8	(53)
Income (loss) attributable to noncontrolling interests	19	25	(1)	56	23	43	81
Income (loss) on early extinguishment of debt	(12)	—	—	(37)	—	(12)	(3)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	66	(47)	—	66	—
Dividend payments made to preferred shareholders	14	—	10	—	—	24	—
Other adjustments	(28)	(53)	(92)	(26)	(25)	(173)	(53)
Adjusted operating earnings before income taxes (1)	125	278	194	238	163	597	564

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

Voya Financial	Page 10 of 47

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net realized gains (losses)	735	776	711	773	783	2,222	2,280
Fee income	718	696	678	696	726	2,092	2,140
Premiums	571	583	581	535	547	1,735	1,616
Other revenue	38	40	53	49	52	131	128
Adjusted operating revenues (1)	2,062	2,095	2,023	2,053	2,108	6,180	6,164

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,172)	(1,140)	(1,108)	(1,120)	(1,260)	(3,420)	(3,476)
Operating expenses	(573)	(561)	(591)	(562)	(557)	(1,725)	(1,704)
Net amortization of DAC/VOBA	(133)	(72)	(75)	(91)	(83)	(280)	(278)
Interest expense	(59)	(44)	(55)	(42)	(45)	(158)	(142)
Adjusted operating benefits and expenses	(1,937)	(1,817)	(1,829)	(1,815)	(1,945)	(5,583)	(5,600)
Adjusted operating earnings before income taxes (1)	125	278	194	238	163	597	564

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Retirement	675	688	648	690	705	2,011	2,037
Investment Management	167	163	148	159	168	478	524
Employee Benefits	503	515	508	467	469	1,526	1,382
Individual Life	653	643	626	643	660	1,922	1,932
Corporate	64	86	93	94	106	243	289
Adjusted operating revenues (1)	2,062	2,095	2,023	2,053	2,108	6,180	6,164

Adjusted operating earnings
Retirement	117	180	129	170	253	426	531
Investment Management	46	41	34	44	48	121	161
Employee Benefits	57	49	38	43	50	144	117
Individual Life	(33)	47	48	43	(134)	62	(76)
Corporate	(62)	(39)	(55)	(62)	(54)	(156)	(169)
Adjusted operating earnings before income taxes (1)	125	278	194	238	163	597	564

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

Voya Financial	Page 11 of 47

Adjusted Operating Earnings by Segment

	Three Months Ended September 30, 2019
(in millions USD)	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	437	5	29	232	32	735
Fee income	218	158	16	317	9	718
Premiums	(1)	—	460	101	11	571
Other revenue	21	4	(2)	3	12	38
Adjusted operating revenues (1)	675	167	503	653	64	2,062

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(238)	—	(341)	(550)	(42)	(1,172)
Operating expenses	(267)	(121)	(101)	(62)	(23)	(573)
Net amortization of DAC/VOBA	(53)	—	(4)	(74)	(2)	(133)
Interest expense	—	—	—	—	(59)	(59)
Adjusted operating benefits and expenses	(558)	(121)	(446)	(686)	(126)	(1,937)
Adjusted operating earnings before income taxes (1)	117	46	57	(33)	(62)	125

	Three Months Ended September 30, 2018
	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	457	8	31	230	57	783
Fee income	215	157	22	320	12	726
Premiums	—	—	418	106	23	547
Other revenue	33	3	(2)	4	14	52
Adjusted operating revenues (1)	705	168	469	660	106	2,108

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(240)	—	(323)	(628)	(69)	(1,260)
Operating expenses	(233)	(120)	(88)	(68)	(48)	(557)
Net amortization of DAC/VOBA	21	—	(8)	(98)	2	(83)
Interest expense	—	—	—	—	(45)	(45)
Adjusted operating benefits and expenses	(452)	(120)	(419)	(794)	(160)	(1,945)
Adjusted operating earnings before income taxes (1)	253	48	50	(134)	(54)	163

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

Voya Financial	Page 12 of 47

Adjusted Operating Earnings by Segment

	Nine Months Ended September 30, 2019
(in millions USD)	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	1,301	10	84	687	140	2,222
Fee income	628	455	48	932	29	2,092
Premiums	4	—	1,399	293	39	1,735
Other revenue	78	13	(5)	10	35	131
Adjusted operating revenues (1)	2,011	478	1,526	1,922	243	6,180

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(707)	—	(1,066)	(1,501)	(145)	(3,420)
Operating expenses	(783)	(357)	(303)	(193)	(90)	(1,725)
Net amortization of DAC/VOBA	(95)	—	(13)	(166)	(6)	(280)
Interest expense	—	—	—	—	(158)	(158)
Adjusted operating benefits and expenses	(1,585)	(357)	(1,382)	(1,860)	(399)	(5,583)
Adjusted operating earnings before income taxes (1)	426	121	144	62	(156)	597

	Nine Months Ended September 30, 2018
	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	1,310	24	86	673	187	2,280
Fee income	637	483	53	934	33	2,140
Premiums	6	—	1,247	314	49	1,616
Other revenue	84	17	(4)	11	20	128
Adjusted operating revenues (1)	2,037	524	1,382	1,932	289	6,164

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(716)	—	(984)	(1,612)	(164)	(3,476)
Operating expenses	(718)	(363)	(266)	(208)	(149)	(1,704)
Net amortization of DAC/VOBA	(72)	—	(15)	(188)	(3)	(278)
Interest expense	—	—	—	—	(142)	(142)
Adjusted operating benefits and expenses	(1,506)	(363)	(1,265)	(2,008)	(458)	(5,600)
Adjusted operating earnings before income taxes (1)	531	161	117	(76)	(169)	564

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

Voya Financial	Page 13 of 47

Consolidated Balance Sheets

	Balances as of
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Assets
Total investments	69,177	67,050	65,625	63,566	63,873
Cash and cash equivalents	1,376	1,482	1,033	1,538	1,789
Assets held in separate accounts	80,134	79,915	77,649	71,228	80,937
Premium receivable and reinsurance recoverable	6,780	6,640	6,753	6,860	7,068
Short term investments under securities loan agreement and accrued investment income	2,512	2,591	2,585	2,334	2,490
Deferred policy acquisition costs, Value of business acquired	2,771	3,246	3,600	4,116	4,061
Current and deferred income taxes (1)	519	802	1,086	1,394	1,312
Other assets (2)	1,392	1,425	1,353	1,336	1,283
Assets related to consolidated investment entities	2,189	2,011	2,301	2,310	2,223
Total Assets	166,850	165,162	161,985	154,682	165,036
Liabilities
Future policy benefits and contract owner account balances	66,237	65,421	65,366	65,489	65,523
Liabilities related to separate accounts	80,134	79,915	77,649	71,228	80,937
Payables under securities loan agreements, including collateral held	1,915	1,972	1,978	1,821	2,097
Short-term debt	1	97	1	1	1
Long-term debt	3,041	3,041	3,136	3,136	3,459
Other liabilities (3)	3,099	2,983	2,849	2,838	2,632
Liabilities related to consolidated investment entities	1,212	994	1,200	1,228	1,187
Total Liabilities	155,639	154,423	152,179	145,741	155,836

Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	3	3	3	3	3
Treasury stock	(5,955)	(5,663)	(5,203)	(4,981)	(4,705)
Additional paid-in capital	24,671	24,642	24,310	24,316	24,301
Retained earnings (deficit)	(11,665)	(11,785)	(12,011)	(11,732)	(11,853)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	7,054	7,197	7,099	7,606	7,746
Accumulated other comprehensive income	3,497	2,867	1,966	607	777
Total Voya Financial, Inc. Shareholders' Equity	10,551	10,064	9,065	8,213	8,523
Noncontrolling interest	660	675	741	728	677
Total Shareholders' Equity	11,211	10,739	9,806	8,941	9,200
Total Liabilities and Shareholders' Equity	166,850	165,162	161,985	154,682	165,036

(1) Current and deferred income taxes:
Net Deferred Tax Asset (Federal NOL's net of TVA, Alternative Minimum Tax, and Non-Life Subgroup Deferred Losses)	1,829	1,952	1,985	1,925	1,811
Net Deferred Tax Asset (Liability) related to Unrealized Capital Gains and Losses (21% of Unrealized Gains and Losses in AOCI)	(833)	(666)	(426)	(156)	(201)
Other Net Deferred Tax Asset (Liability) DAC, Reserves, Other temporary Differences)	(477)	(484)	(473)	(375)	(298)
Total Current and deferred income taxes	519	802	1,086	1,394	1,312
Gross Unrealized Gains (losses) reflected in AOCI	3,968	3,170	2,028	743	955
21% Tax Effect	(833)	(666)	(426)	(156)	(201)
(2) Includes Other assets, Sales inducements to contract holders, Goodwill and other intangible assets.
(3) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.

Voya Financial	Page 14 of 47

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Retirement
Balance as of Beginning-of-Period	834	1,029	1,271	1,251	1,167	1,271	882
Deferrals of commissions and expenses	5	18	17	19	17	40	54
Amortization	(41)	(26)	(33)	(23)	(25)	(100)	(58)
Unlocking (1)	(4)	18	25	(19)	50	39	(17)
Change in unrealized capital gains/losses	(162)	(205)	(251)	43	42	(618)	390
Balance as of End-of-Period	632	834	1,029	1,271	1,251	632	1,251
Deferred Sales Inducements as of End-of-Period (2)	29	31	32	34	34	29	34
Individual Life
Balance as of Beginning-of-Period	2,259	2,421	2,679	2,648	2,687	2,679	2,366
Deferrals of commissions and expenses	9	23	43	34	28	75	79
Amortization	(22)	(47)	(69)	(61)	(58)	(138)	(97)
Unlocking	(60)	(4)	(2)	1	(46)	(66)	(69)
Change in unrealized capital gains/losses	(194)	(134)	(230)	57	37	(558)	369
Balance as of End-of-Period	1,992	2,259	2,421	2,679	2,648	1,992	2,648
Other (3)
Balance as of Beginning-of-Period	153	150	166	162	154	166	126
Deferrals of commissions and expenses	9	22	7	9	7	38	21
Amortization	(8)	(8)	(6)	(5)	(5)	(22)	(17)
Unlocking	1	—	—	(1)	(2)	1	(2)
Change in unrealized capital gains/losses	(8)	(11)	(17)	1	8	(36)	34
Balance as of End-of-Period	147	153	150	166	162	147	162
Total
Balance as of Beginning-of-Period	3,246	3,600	4,116	4,061	4,008	4,116	3,374
Deferrals of commissions and expenses	23	63	67	62	52	153	154
Amortization	(71)	(81)	(108)	(89)	(88)	(260)	(172)
Unlocking	(63)	14	23	(19)	2	(26)	(88)
Change in unrealized capital gains/losses	(364)	(350)	(498)	101	87	(1,212)	793
Balance as of End-of-Period	2,771	3,246	3,600	4,116	4,061	2,771	4,061

(1) During 2019, annual review of assumptions didn't have an impact on the GMIR initiatives. During 2018, we updated our assumptions related to the GMIR initiative to reflect higher expected consents based on company experience. For the three months ended September 30, 2018, unfavorable unlocking of DAC / VOBA related to GMIR provisions was $9 million, which was included in the results of the annual review of assumptions.

(2) Deferred sales inducements in other segments are insignificant.
(3) Includes Employee Benefits, Investment Management and closed blocks, including remaining annuities businesses.

Voya Financial	Page 15 of 47

Consolidated Capital Structure

	Balances as of
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018

Financial Debt
Senior bonds	1,941	2,037	2,035	2,035	2,358
Subordinated bonds	1,097	1,097	1,097	1,097	1,097
Other debt	4	4	5	5	5
Total Debt	3,042	3,138	3,137	3,137	3,460

Equity
Preferred equity (Excluding AOCI) (1)	612	612	319	319	319
Common equity (Excluding AOCI)	6,442	6,585	6,780	7,287	7,427
Total Equity (Excluding AOCI) (2)	7,054	7,197	7,099	7,606	7,746
Accumulated other comprehensive income (AOCI)	3,497	2,867	1,966	607	777
Total Voya Financial, Inc. Shareholders' Equity	10,551	10,064	9,065	8,213	8,523

Capital
Total Capitalization	13,593	13,202	12,202	11,350	11,983
Total Capitalization (Excluding AOCI) (2)	10,096	10,335	10,236	10,743	11,206

Debt to Capital
Debt to Capital	22.4%	23.8%	25.7%	27.6%	28.9%
Adjusted Debt to Capital (2) (3)	27.4%	27.7%	28.0%	26.6%	28.4%

(1) Includes Preferred stock par value and additional paid-in-capital.
(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(3) Includes 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.

Voya Financial	Page 16 of 47

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of September 30, 2019
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (3)	Total AUM + AUA

Retirement (1)	32,928	73,358	50,145	156,431	251,379	407,810
Investment Management	56,336	26,343	134,583	217,262	50,031	267,293
Employee Benefits	1,896	15	—	1,911	—	1,911
Individual Life (2)	12,845	2,676	—	15,521	—	15,521
Eliminations/Other	(47,669)	(22,258)	(10,831)	(80,758)	(43,470)	(124,228)
Total AUM and AUA	56,336	80,134	173,897	310,367	257,940	568,307

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Includes assets backing interest and non-interest sensitive products.
(3) Starting Q1 2019, AUA includes Assets Under Advisement. Retirement Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, General Account and Stable Value assets where only administrative or ancillary services are performed.

Retirement

Voya Financial	Page 18 of 47

Retirement Sources of Normalized Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	9/30/2019	6/30/2019		3/31/2019		12/31/2018		9/30/2018	9/30/2019	9/30/2018
Sources of operating earnings before income taxes:
Gross investment income (normalized)	396	393	398	398	395	400	393	395	1,187	1,178
Investment expenses	(19)	(18)		(19)		(17)		(18)	(56)	(54)
Credited interest	(234)	(231)		(229)		(233)		(233)	(694)	(692)
Net margin	143	144	150	150	144	150	150	144	437	432
Other investment income (normalized) (1)	45	40	48	48	47	48	48	47	133	132
Investment spread and other investment income (normalized)	188	184	198	198	191	198	198	191	570	564
Full service fee based revenue	137	133		124		127		136	394	401
Recordkeeping and Other fee based revenue	111	111		108		114		111	330	324
Total fee based margin	248	244		232		240		247	724	725
Net underwriting gain (loss) and other revenue	(3)	—		3		1		—	—	(3)
Administrative expenses	(212)	(194)		(215)		(190)		(179)	(621)	(558)
Net Commissions	(54)	(53)		(52)		(50)		(52)	(159)	(157)
DAC/VOBA and other intangibles amortization, excluding unlocking	(26)	(28)		(25)		(27)		(31)	(79)	(88)
Normalized adjusted operating earnings before income taxes	141	153	141	141	176	172	141	176	435	483
Prepayment fees and alternative investment income above (below) long-term expectations	5	22		(16)		11		27	11	36
DAC/VOBA and other intangibles unlocking (2)	(29)	5		4		(13)		50	(20)	12
Adjusted operating earnings before income taxes	117	180		129		170		253	426	531
Adjusted Return on Capital (3)	13.2%	13.9%		13.6%		14.1%		13.4%	13.2%	13.4%
Full Service Revenue (4)
Full Service Investment Spread and other investment income	182	194		170		197		205	546	564
Full Service Fee Based Revenue	137	133		124		127		136	394	401
Total Full Service Revenue	319	327		294		324		340	940	965

Client Assets
Spread Based	32,928	32,688		32,784		33,006		32,468	32,928	32,468
Fee Based	278,318	273,301		265,861		240,976		309,278	278,318	309,278
Retail Client Assets	60,221	60,089		58,244		53,515		58,543	60,221	58,543
Defined Contribution Investment-only Stable Value	36,343	35,678		34,967		34,078		34,573	36,343	34,573
Total Client Assets	407,810	401,756		391,856		361,575		434,862	407,810	434,862

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.
(2) During 2019, annual review of assumptions didn't have an impact on the GMIR initiatives. During 2018, we updated our assumptions related to the GMIR initiative to reflect higher expected consents based on company experience. For the three months ended September 30, 2018, unfavorable unlocking of DAC / VOBA related to GMIR provisions was $9 million, which was included in the results of the annual review of assumptions.

(3) Adjusted Return on Capital calculated using trailing twelve months.
(4) Excludes Net underwriting gain (loss) and other revenue.

Voya Financial	Page 19 of 47

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Full service - Corporate markets
Client Assets, beginning of period	67,748	65,366	58,705	64,380	61,888	58,705	60,495
Transfers / Single deposits	1,338	828	1,352	1,679	927	3,518	2,979
Recurring deposits	1,653	1,639	1,850	1,372	1,442	5,142	4,624
Total Deposits	2,991	2,467	3,202	3,051	2,369	8,660	7,603
Surrenders, benefits, and product charges	(2,112)	(2,158)	(2,309)	(2,448)	(1,999)	(6,579)	(6,725)
Net Flows	879	309	893	602	370	2,081	878
Interest credited and investment performance	265	2,073	5,768	(6,278)	2,122	8,106	3,007
Client Assets, end of period - Corporate markets	68,892	67,748	65,366	58,705	64,380	68,892	64,380

Full service - Tax-exempt markets
Client Assets, beginning of period	65,978	64,610	60,514	64,261	62,814	60,514	62,070
Transfers / Single deposits	927	477	399	1,286	451	1,803	1,014
Recurring deposits	882	879	953	801	825	2,714	2,546
Total Deposits	1,809	1,356	1,352	2,087	1,276	4,517	3,560
Surrenders, benefits, and product charges	(1,416)	(1,684)	(1,660)	(1,373)	(1,547)	(4,760)	(4,165)
Net Flows	393	(328)	(309)	713	(271)	(244)	(605)
Interest credited and investment performance	265	1,696	4,405	(4,460)	1,718	6,366	2,796
Client Assets, end of period - Tax-exempt markets	66,636	65,978	64,610	60,514	64,261	66,636	64,261

Full Service - Total
Client Assets, beginning of period	133,726	129,976	119,219	128,641	124,702	119,219	122,565
Transfers / Single deposits	2,265	1,305	1,751	2,965	1,378	5,321	3,993
Recurring deposits	2,535	2,518	2,803	2,173	2,267	7,856	7,170
Total Deposits	4,800	3,823	4,554	5,138	3,645	13,177	11,163
Surrenders, benefits, and product charges	(3,528)	(3,842)	(3,969)	(3,821)	(3,546)	(11,339)	(10,890)
Net Flows	1,272	(19)	584	1,315	99	1,837	273
Interest credited and investment performance	530	3,769	10,173	(10,738)	3,840	14,472	5,803
Client Assets, end of period - Full Service Total	135,528	133,726	129,976	119,219	128,641	135,528	128,641

Full Service - Client Assets
Fee-based	104,422	102,883	99,083	88,139	98,130	104,422	98,130
Spread-based	31,106	30,842	30,893	31,080	30,511	31,106	30,511
Client Assets, end of period - Full Service Total	135,528	133,726	129,976	119,219	128,641	135,528	128,641

Voya Financial	Page 20 of 47

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Recordkeeping
Client Assets, beginning of period	170,417	166,778	152,837	211,149	203,561	152,837	220,191
Transfers / Single deposits	4,086	602	999	1,552	1,754	5,687	2,808
Recurring deposits	3,148	3,126	3,835	3,250	3,291	10,109	11,127
Total Deposits	7,234	3,728	4,834	4,802	5,045	15,796	13,934
Surrenders, benefits, and product charges	(4,476)	(3,968)	(5,165)	(41,969)	(6,064)	(13,609)	(34,340)
Net Flows	2,758	(240)	(331)	(37,167)	(1,019)	2,187	(20,405)
Interest credited and investment performance	721	3,879	14,272	(21,145)	8,607	18,872	11,363
Client Assets, end of period - Recordkeeping	173,896	170,417	166,778	152,837	211,149	173,896	211,149

Total Defined Contribution (1)
Client Assets, beginning of period	304,143	296,754	272,056	339,789	328,288	272,056	342,756
Transfers / Single deposits	6,351	1,907	2,750	4,517	3,132	11,008	6,802
Recurring deposits	5,684	5,644	6,637	5,423	5,559	17,965	18,297
Total Deposits	12,035	7,551	9,387	9,940	8,691	28,973	25,098
Surrenders, benefits, and product charges	(8,005)	(7,810)	(9,134)	(45,790)	(9,611)	(24,949)	(45,232)
Net Flows	4,030	(259)	253	(35,850)	(920)	4,024	(20,133)
Interest credited and investment performance	1,251	7,648	24,445	(31,883)	12,421	33,344	17,166
Client Assets, end of period - Total Defined Contribution	309,424	304,143	296,754	272,056	339,789	309,424	339,789

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	35,679	34,967	34,078	34,573	33,957	34,078	35,000
Transfers / Single deposits	368	342	861	348	607	1,571	2,184
Recurring deposits	133	186	118	208	87	437	471
Total Deposits	501	528	979	556	694	2,008	2,655
Surrenders, benefits, and product charges	(620)	(658)	(765)	(1,111)	(269)	(2,043)	(3,074)
Net Flows	(119)	(130)	214	(555)	425	(35)	(419)
Interest credited and investment performance	783	842	675	60	191	2,300	(7)
Assets, end of period - Defined Contribution Investment-only SV	36,343	35,679	34,967	34,078	34,573	36,343	34,573

Retail Client Assets (3)	60,221	60,089	58,244	53,515	58,543	60,221	58,543

Other Assets (4)	1,822	1,846	1,891	1,926	1,957	1,822	1,957

Total Client Assets	407,810	401,756	391,856	361,575	434,862	407,810	434,862

(1) Total of Full Service and Recordkeeping
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(4) Includes other guaranteed payout products.

Investment Management

Voya Financial	Page 22 of 47

Investment Management Sources of Normalized Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018

Sources of operating earnings before income taxes:
Investment capital and other investment income (normalized)	5	5	5	5	5	15	17
Fee based margin (normalized)	162	156	150	154	160	468	485
Administrative expenses	(121)	(122)	(114)	(115)	(120)	(357)	(363)
Normalized adjusted operating earnings before income taxes	45	39	41	44	45	125	139
Prepayment fees and alternative investment income above (below) long-term expectations	—	2	(7)	—	3	(5)	7
Earnings related to businesses sold in transaction closed on June 1, 2018	—	—	—	—	—	—	15
Adjusted operating earnings before income taxes	46	41	34	44	48	121	161

Fee based margin
Investment advisory and administrative revenue	158	152	145	152	157	455	483
Other fee based margin	4	4	5	2	3	13	17
Earnings related to businesses sold in transaction closed on June 1, 2018	—	—	—	—	—	—	(15)
Fee based margin (normalized)	162	156	150	154	160	468	485

Voya Financial	Page 23 of 47

Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Client Assets:
External Clients
Institutional	92,912	91,116	88,147	85,918	85,258	92,912	85,258
Retail	68,014	67,189	65,512	61,257	69,295	68,014	69,295
Subtotal External Clients	160,926	158,305	153,660	147,176	154,553	160,926	154,553
General Account	56,336	55,921	56,021	56,288	55,862	56,336	55,862
Total Client Assets (AUM)	217,262	214,226	209,681	203,464	210,415	217,262	210,415
Administration Only Assets (AUA)	50,031	50,098	49,929	47,004	48,990	50,031	48,990
Total AUM and AUA	267,293	264,324	259,610	250,468	259,405	267,293	259,405

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	67	65	62	65	65	194	191
Retail	58	55	52	54	59	165	175
Subtotal External Clients	125	119	113	120	124	357	366
General Account	28	29	28	28	28	85	104
Total Investment Advisory and Administrative Revenues (AUM)	153	148	141	148	152	442	470
Administration Only Fees	5	4	4	4	5	13	13
Total Investment Advisory and Administrative Revenues	158	152	145	152	157	455	483

Revenue Yield (bps) (1)
External Clients
Institutional	29.0	29.1	28.5	30.3	30.9	28.9	32.8
Retail	34.4	33.1	32.2	33.9	34.2	33.3	33.3
Revenue Yield on External Clients	31.3	30.8	30.1	31.9	32.4	30.8	33.0
General Account	20.3	20.3	19.9	19.9	20.0	20.1	19.7
Revenue Yield on Client Assets (AUM)	28.4	28.0	27.3	28.6	29.1	27.9	28.7
Revenue Yield on Administration Only Assets (AUA)	3.6	3.3	3.0	3.5	3.8	3.3	3.6
Total Revenue Yield on AUM and AUA (bps)	23.7	23.3	22.7	23.9	24.3	23.3	24.1

Revenue Yield on Client Assets (AUM) - trailing twelve months	28.1	28.2	28.6	28.7	28.4	28.1	28.4

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 24 of 47

Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Institutional AUM:
Beginning of period AUM	91,116	88,147	85,918	85,258	83,641	85,918	72,468
Inflows	2,478	3,219	3,335	4,278	2,771	9,032	7,762
Outflows	(2,105)	(2,230)	(1,867)	(2,699)	(1,832)	(6,202)	(5,133)
Subtotal Investment Management Sourced Institutional Net Flows	373	989	1,468	1,579	938	2,830	2,629
Affiliate Sourced Institutional Inflows	426	545	1,269	587	786	2,240	1,639
Affiliate Sourced Institutional Outflows	(467)	(762)	(1,632)	(1,471)	(332)	(2,861)	(1,572)
Subtotal Affiliate Sourced Net Flows	(41)	(217)	(363)	(884)	454	(621)	67
Net flows- Institutional AUM	332	772	1,105	694	1,392	2,209	2,696
Net Money Market Flows	—	—	—	—	—	—	—
Change in Market Value	1,196	2,201	1,124	(360)	551	4,521	582
Other (Including Acquisitions / Divestitures) (1)	268	(4)	—	325	(325)	264	9,512
End of period AUM- Institutional	92,912	91,116	88,147	85,918	85,258	92,912	85,258
Organic Growth (Net Flows/Beginning of period AUM)	0.4%	0.9%	1.3%	0.8%	1.7%	2.6%	3.7%
Market Growth %	1.3%	2.5%	1.3%	-0.4%	0.7%	5.3%	0.8%
Retail AUM:
Beginning of period AUM	67,189	65,512	61,257	69,295	67,894	61,257	69,812
Inflows	2,153	1,717	1,924	1,777	1,391	5,794	4,631
Outflows	(1,189)	(1,874)	(2,004)	(2,142)	(1,087)	(5,067)	(3,958)
Sub-advised Retail Net Flows	(29)	(139)	(223)	(382)	(289)	(391)	(1,141)
Subtotal Investment Management Sourced Retail Net Flows (2)	935	(296)	(303)	(747)	15	336	(468)
Affiliate Sourced Retail Inflows	669	547	684	579	537	1,900	1,608
Affiliate Sourced Retail Outflows	(813)	(831)	(875)	(952)	(943)	(2,519)	(2,543)
Subtotal Affiliate Sourced Retail Net Flows (2)	(144)	(284)	(191)	(373)	(406)	(619)	(935)
Variable Annuity Net Flows	(621)	(616)	(550)	(578)	(600)	(1,787)	(1,941)
Inflows from Sub-advisor Replacements	219	897	—	—	76	1,116	76
Net flows- Retail AUM	389	(299)	(1,044)	(1,699)	(915)	(954)	(3,268)
Net Money Market Flows	16	(27)	(122)	158	(1)	(133)	(113)
Change in Market Value	691	2,100	5,690	(6,434)	2,549	8,481	3,132
Other (Including Acquisitions / Divestitures) (1)	(271)	(97)	(269)	(63)	(233)	(637)	(268)
End of period AUM- Retail	68,014	67,189	65,512	61,257	69,295	68,014	69,295
Retail Organic Growth excluding Variable Annuity Net Flows and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	1.2%	-0.9%	-0.8%	-1.6%	-0.6%	-0.5%	-2.0%
Market Growth %	1.0%	3.2%	9.3%	-9.3%	3.8%	13.8%	4.5%
Total Investment Management Sourced Net Flows (2)	1,307	693	1,165	830	953	3,165	2,161
Total Affiliate Sourced Net Flows (2)	(184)	(501)	(554)	(1,256)	48	(1,239)	(868)
Total Variable Annuity Net Flows (1)	(621)	(616)	(550)	(578)	(600)	(1,787)	(1,941)
Total Inflows from Sub-advisor Replacements (3)	219	897	—	—	76	1,116	76
Total Net Flows	721	473	61	(1,004)	477	1,255	(572)
Net Flows excluding Variable Annuity Net Flows and Sub-advisor Replacements	1,123	192	611	(426)	1,001	1,926	1,293
Total External Clients Organic Growth (Net Flows (excludes VA and Sub-advisor Replacement) / Beginning of period AUM) (2)	0.7%	0.1%	0.4%	-0.3%	0.7%	1.3%	0.9%
(1) Includes Assets Under Management and Net Flows associated with the Variable Annuities business divested in June 2018.
(2) Affiliate Sourced Net Flows include Retirement distribution of Voya Investment Management retail funds.
(3) Reflects net flows mainly associated with outside managed funds.

Voya Financial	Page 25 of 47

Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Institutional
Equity	22,561	23,041	22,517	21,169	23,712
Fixed Income	70,351	68,075	65,630	64,061	61,396
Real Estate	—	—	—	—	—
Money Market	—	—	—	688	150
Total	92,912	91,116	88,147	85,918	85,258
Retail
Equity	41,149	41,621	40,591	37,107	44,441
Fixed Income	24,496	23,207	22,370	21,298	21,685
Real Estate	947	962	1,128	1,307	1,800
Money Market	1,422	1,399	1,424	1,545	1,369
Total	68,014	67,189	65,513	61,257	69,295
General Account
Equity	311	309	169	121	139
Fixed Income	54,962	54,417	54,917	55,108	54,904
Real Estate	—	—	—	—	—
Money Market	1,063	1,195	935	1,059	819
Total	56,336	55,921	56,021	56,288	55,862
Combined Asset Type
Equity	64,020	64,971	63,276	58,397	68,292
Fixed Income	149,810	145,699	142,918	140,468	137,985
Real Estate	947	962	1,128	1,307	1,800
Money Market	2,485	2,594	2,359	3,292	2,338
Total	217,262	214,226	209,681	203,464	210,415

Total Specialty Assets	68,330	67,631	67,260	66,423	66,600
% of Specialty Assets / Total AUM	31.5%	31.6%	32.1%	32.6%	31.7%

Total Retirement and Wealth Management Assets	100,840	99,754	98,480	94,440	101,319
% of Retirement and Wealth Management Assets / Total AUM	46.4%	46.6%	47.0%	46.4%	48.2%

Employee Benefits

Voya Financial	Page 27 of 47

Employee Benefits Sources of Normalized Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Sources of operating earnings before income taxes:
Gross investment income (normalized)	23	23	23	23	24	69	71
Investment expenses	—	(1)	(1)	(1)	(1)	(2)	(3)
Credited interest	(14)	(14)	(14)	(14)	(14)	(42)	(42)
Net margin	9	8	8	8	9	25	26
Other investment income (normalized)	6	5	6	5	5	17	13
Investment spread and other investment income (normalized)	15	13	14	13	14	42	39
Net underwriting gain (loss) and other revenue	147	140	132	120	123	419	348
Administrative expenses	(63)	(63)	(62)	(54)	(53)	(188)	(161)
Net commissions	(39)	(38)	(40)	(34)	(35)	(117)	(105)
DAC/VOBA and other intangibles amortization, excluding unlocking	(4)	(5)	(4)	(2)	(2)	(13)	(8)
Normalized adjusted operating earnings before income taxes	56	47	40	43	47	143	113
Prepayment fees and alternative investment income above (below) long-term expectations	1	2	(2)	1	2	1	4
DAC/VOBA and other intangibles unlocking	—	—	—	(1)	1	—	—
Adjusted operating earnings before income taxes	57	49	38	43	50	144	117
Adjusted Return on Capital (1)	29.8%	29.4%	28.0%	28.2%	26.9%	29.8%	26.9%

Group life:
Premiums	133	131	130	125	124	394	372
Benefits	(101)	(97)	(104)	(98)	(97)	(302)	(297)
Other (2)	(2)	(2)	(2)	(2)	(2)	(6)	(6)
Total Group life	30	32	24	25	25	86	69
Group Life Loss Ratio (Interest adjusted)	76.3%	74.4%	79.5%	78.7%	78.6%	76.7%	79.8%
Group stop loss:
Premiums	250	255	254	236	233	759	691
Benefits	(196)	(205)	(196)	(183)	(180)	(597)	(550)
Other (2)	(1)	(1)	(1)	(1)	(1)	(3)	(3)
Total Group stop loss	53	49	57	52	52	159	138
Stop loss Loss Ratio	78.6%	80.6%	77.3%	77.5%	77.0%	78.8%	79.6%
Voluntary Benefits, Disability, and Other	65	59	51	43	45	175	140

Net underwriting gain (loss) and other revenue
Premiums	482	489	484	441	438	1,455	1,303
Benefits	(331)	(346)	(349)	(318)	(311)	(1,026)	(946)
Other (2)	(3)	(3)	(3)	(3)	(4)	(9)	(10)
Total Net underwriting gain (loss) and other revenue	147	140	132	120	123	419	348
Total Aggregate Loss Ratio (1)	71.0%	71.6%	72.3%	72.5%	73.1%	71.0%	73.1%

(1) Adjusted Return on Capital and Total Aggregate Loss Ratio are calculated using Trailing twelve months.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Voya Financial	Page 28 of 47

Employee Benefits Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018

Sales by Product Line:
Group life and Disability	7	13	104	15	12	124	84
Stop loss	25	9	236	25	36	270	230
Voluntary	6	31	69	10	9	106	84
Total sales by product line	38	53	409	50	57	500	398

Total gross premiums and deposits	515	532	521	473	468	1,568	1,399

Annualized In-force Premiums by Product Line:
Group life and Disability	715	715	720	659	654	715	654
Stop loss	1,037	1,045	1,053	969	953	1,037	953
Voluntary	392	392	390	311	309	392	309
Total annualized in-force premiums	2,144	2,152	2,163	1,939	1,916	2,144	1,916

Assets Under Management by Fund Group
General account	1,896	1,827	1,753	1,775	1,823	1,896	1,823
Separate account	15	15	14	13	15	15	15
Total AUM	1,911	1,842	1,767	1,788	1,838	1,911	1,838

Individual Life

Voya Financial	Page 30 of 47

Individual Life Sources of Normalized Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018

Sources of operating earnings before income taxes:
Gross investment income (normalized)	215	216	213	215	212	644	635
Investment expenses	(7)	(7)	(8)	(7)	(7)	(22)	(22)
Credited interest	(152)	(149)	(147)	(153)	(150)	(448)	(449)
Net margin	56	60	58	55	55	174	164
Other investment income (normalized) (1)	12	10	13	13	13	35	35
Investment spread and other investment income (normalized)	68	70	71	68	68	209	199
Fee based margin	3	3	3	3	3	9	9
Net underwriting gain (loss) and other revenue	39	56	89	98	89	184	251
Administrative expenses	(47)	(48)	(56)	(54)	(51)	(151)	(160)
Net commissions	(2)	(4)	(6)	(4)	(5)	(12)	(17)
DAC/VOBA and other intangibles amortization, excluding unlocking	(15)	(42)	(45)	(53)	(48)	(102)	(116)
Normalized adjusted operating earnings before income taxes	46	35	56	58	56	137	166
Prepayment fees and alternative investment income above (below) long-term expectations	9	18	(5)	6	10	22	18
DAC/VOBA and other intangibles unlocking	(88)	(6)	(3)	(21)	(200)	(97)	(260)
Adjusted operating earnings before income taxes	(33)	47	48	43	(134)	62	(76)
Adjusted Return on Capital (2)	8.1%	8.6%	9.3%	9.1%	9.8%	8.1%	9.8%

Net underwriting gain (loss) and other revenue
Fee revenue / Premiums	410	415	418	428	427	1,243	1,271
Net mortality, including Reinsurance	(393)	(368)	(334)	(329)	(319)	(1,095)	(1,021)
Reserve change / Other	22	9	5	(1)	(19)	36	1
Total net underwriting gain (loss) and other revenue	39	56	89	98	89	184	251

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.
(2) Adjusted Return on Capital calculated using trailing twelve months.

Voya Financial	Page 31 of 47

Individual Life Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Gross Premiums and Deposits by Product: (1)
Interest sensitive	295	308	337	336	320	940	952
Non - interest sensitive	128	121	122	128	130	371	391
Total gross premiums and deposits	423	429	459	464	450	1,311	1,343

End of Period:
In-Force Face Amount by Product: (1)
Universal life	82,342	83,309	83,512	82,334	81,634	82,342	81,634
Variable life	19,143	19,476	19,846	20,146	20,626	19,143	20,626
Term (2)	217,353	221,177	225,966	230,212	206,189	217,353	206,189
Whole life	1,579	1,600	1,613	1,653	1,683	1,579	1,683
Total in-force face amount	320,417	325,562	330,937	334,345	310,132	320,417	310,132
In-Force Policy Count (in whole numbers): (1)
Universal life	229,230	232,699	235,521	237,435	239,742	229,230	239,742
Variable life	46,360	47,198	48,043	48,803	49,517	46,360	49,517
Term (2)	397,236	404,369	413,394	421,571	389,242	397,236	389,242
Whole life	99,860	101,520	103,240	104,860	106,381	99,860	106,381
Total in-force policy count	772,686	785,786	800,198	812,669	784,882	772,686	784,882
Assets Under Management by Fund Group: (1)
General account	12,845	12,871	12,845	12,848	12,902	12,845	12,902
Separate account	2,676	2,719	2,685	2,439	2,826	2,676	2,826
Total AUM	15,521	15,590	15,530	15,287	15,728	15,521	15,728

(1) Excludes amounts transferred to third parties through reinsurance transactions.
(2) Q4 2018 and forward balances include adjustments related to business exited through reinsurance agreements; periods prior to Q4 2018 have not been updated

Corporate

Voya Financial	Page 33 of 47

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018

Interest expense (excluding Preferred stock dividends)	(45)	(43)	(45)	(44)	(49)	(133)	(147)
Preferred stock dividends	(14)	—	(10)	—	—	(24)	—
Amortization of intangibles	(9)	(8)	(9)	(9)	(9)	(26)	(27)
Other (1)	6	12	9	(9)	4	27	5
Adjusted operating earnings before income taxes	(62)	(39)	(55)	(62)	(54)	(156)	(169)

(1) Includes results from Retained Business and other closed blocks, and revenues and expenses not allocated to our segments, including TSA revenues and Stranded costs. Also includes DAC/VOBA and other intangibles unlocking related to the Retained Business. During the three months ended September 30, 2019, the unlocking impact of the annual review of assumptions was not material. During the three months ended September 30, 2018, the unlocking impact of the annual review of assumptions was $5 million.

Investment Information

Voya Financial	Page 35 of 47

Portfolio Composition

	Balances as of
(in millions USD)	9/30/2019		6/30/2019		3/31/2019		12/31/2018		9/30/2018
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	51,114	74.0%	49,150	73.3%	47,923	73.0%	46,298	72.9%	46,185	72.4%
Fixed maturities, at fair value using the fair value option	3,461	5.0%	3,358	5.0%	3,159	4.8%	2,956	4.7%	2,886	4.5%
Equity securities, available for sale, at fair value	373	0.5%	367	0.5%	355	0.5%	273	0.4%	323	0.5%
Short-term investments	145	0.2%	154	0.2%	192	0.3%	168	0.3%	86	0.1%
Mortgage loans on real estate	8,319	12.0%	8,418	12.6%	8,516	13.0%	8,676	13.6%	8,862	13.8%
Policy loans	1,796	2.6%	1,797	2.7%	1,827	2.8%	1,833	2.9%	1,832	2.9%
Limited partnerships/corporations, before consolidation	1,798	N/M	1,665	N/M	1,525	N/M	1,511	N/M	1,482	N/M
CLO/VOEs Adjustments (1)	(312)	N/M	(340)	N/M	(359)	N/M	(353)	N/M	(359)	N/M
Limited partnerships/corporations, after consolidation	1,486	2.1%	1,325	2.0%	1,166	1.8%	1,158	1.8%	1,123	1.8%
Derivatives	575	0.8%	440	0.7%	314	0.5%	247	0.4%	422	0.7%
Other investments	104	0.2%	96	0.1%	89	0.1%	90	0.1%	91	0.1%
Securities pledged to creditors	1,804	2.6%	1,945	2.9%	2,084	3.2%	1,867	2.9%	2,063	3.2%
Total investments, after consolidation	69,177	100.0%	67,050	100.0%	65,625	100.0%	63,566	100.0%	63,873	100.0%
Fixed Maturity Securities - Security Sector (2)
U.S. Government agencies and authorities	2,526	4.5%	2,415	4.5%	2,449	4.6%	2,537	5.0%	2,327	4.6%
U.S. Corporate - Public	21,160	37.5%	20,410	37.4%	20,187	38.0%	19,848	38.7%	20,381	39.8%
U.S. Corporate - Private	6,902	12.2%	6,698	12.3%	6,620	12.5%	6,232	12.2%	6,418	12.6%
Foreign Government / Agency	902	1.6%	907	1.7%	875	1.6%	851	1.7%	855	1.7%
Foreign Corporate - Public	4,960	8.9%	4,903	9.0%	4,839	9.1%	4,604	9.0%	4,687	9.1%
Foreign Corporate - Private	5,268	9.3%	5,262	9.7%	5,273	9.9%	5,094	10.0%	5,103	10.0%
State, municipalities and political subdivisions	1,814	3.2%	1,754	3.2%	1,715	3.2%	1,659	3.2%	1,631	3.2%
CMO-B	3,800	6.7%	3,677	6.9%	3,294	6.3%	3,197	6.3%	3,016	5.9%
Agency	886	1.6%	888	1.6%	885	1.7%	818	1.6%	827	1.6%
Non-Agency (3)	1,308	2.3%	1,152	2.1%	1,078	2.0%	937	1.8%	910	1.8%
Total Residential mortgage-backed securities	5,994	10.6%	5,717	10.6%	5,257	10.0%	4,952	9.7%	4,753	9.3%
Commercial mortgage-backed securities	4,320	7.7%	4,090	7.5%	3,827	7.2%	3,416	6.7%	3,116	6.1%
Other asset-backed securities (3)	2,533	4.5%	2,297	4.1%	2,124	3.9%	1,928	3.8%	1,863	3.6%
Total fixed maturities, including securities pledged (4)	56,379	100.0%	54,453	100.0%	53,166	100.0%	51,121	100.0%	51,134	100.0%
Fixed Maturity Securities - Contractual Maturity Dates, Due to mature:
Due in one year or less	1,056	1.9%	1,277	2.3%	1,306	2.5%	1,089	2.1%	1,070	2.1%
Due after one year through five years	6,699	11.9%	6,697	12.3%	6,961	13.1%	7,406	14.5%	7,313	14.3%
Due after five years through ten years	9,763	17.3%	9,800	18.0%	9,746	18.3%	9,715	19.0%	9,993	19.5%
Due after ten years	26,014	46.1%	24,575	45.1%	23,945	45.0%	22,615	44.2%	23,026	45.1%
CMO-B	3,800	6.7%	3,677	6.9%	3,294	6.3%	3,197	6.3%	3,016	5.9%
Mortgage-backed securities	6,514	11.6%	6,130	11.2%	5,790	10.9%	5,171	10.1%	4,853	9.5%
Other asset-backed securities (3)	2,533	4.5%	2,297	4.2%	2,124	3.9%	1,928	3.8%	1,863	3.6%
Total fixed maturities, including securities pledged (4)	56,379	100.0%	54,453	100.0%	53,166	100.0%	51,121	100.0%	51,134	100.0%
Fixed Maturity Securities - NAIC Quality Designation
1	31,577	55.9%	30,510	56.0%	29,805	56.1%	28,405	55.6%	28,525	55.7%
2	22,527	40.0%	21,748	39.9%	21,080	39.6%	20,216	39.5%	20,036	39.2%
3	1,686	3.0%	1,577	2.9%	1,698	3.2%	1,798	3.5%	1,783	3.5%
4	424	0.8%	414	0.8%	380	0.7%	504	1.0%	570	1.1%
5	130	0.2%	166	0.3%	118	0.2%	120	0.2%	143	0.3%
6	35	0.1%	38	0.1%	85	0.2%	78	0.2%	77	0.2%
Total fixed maturities, including securities pledged (4) (5)	56,379	100.0%	54,453	100.0%	53,166	100.0%	51,121	100.0%	51,134	100.0%
Fixed Maturity Securities - ARO Quality Rating
AAA	10,011	17.8%	9,755	17.9%	9,518	17.9%	9,112	17.8%	8,750	17.1%
AA	4,177	7.4%	3,825	7.0%	3,660	6.9%	3,526	6.9%	3,466	6.8%
A	15,458	27.5%	15,055	27.7%	15,125	28.5%	14,113	27.7%	14,828	29.1%
BBB	23,646	41.8%	22,674	41.6%	21,611	40.6%	20,826	40.7%	20,565	40.1%
BB	1,990	3.6%	1,994	3.7%	2,117	4.0%	2,297	4.5%	2,221	4.3%
B and below	1,097	1.9%	1,150	2.1%	1,135	2.1%	1,247	2.4%	1,304	2.6%
Total fixed maturities, including securities pledged (5)	56,379	100.0%	54,453	100.0%	53,166	100.0%	51,121	100.0%	51,134	100.0%
(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.
(5) ARO ratings do not directly translate into NAIC ratings.

Voya Financial	Page 36 of 47

Portfolio Results

	Three Months Ended										Year-to-Date
(in millions USD)	9/30/2019		6/30/2019		3/31/2019		12/31/2018		9/30/2018		9/30/2019		9/30/2018

Operating investment income and annualized yield (1)	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities (2)	587	5.11%	586	5.09%	594	5.12%	598	5.19%	575	5.05%	1,767	5.10%	1,752	5.10%
Equity securities	3	5.80%	3	4.13%	3	3.94%	3	5.52%	3	5.48%	9	4.52%	9	4.50%
Mortgage loans	88	4.34%	89	4.35%	90	4.36%	94	4.41%	94	4.39%	267	4.35%	283	4.39%
Limited partnerships	52	12.36%	70	18.84%	2	0.42%	46	12.94%	74	22.17%	124	10.59%	160	16.73%
Policy loans	20	4.61%	23	5.14%	23	5.22%	23	5.15%	23	5.12%	66	4.99%	73	5.40%
Short-term investments	5	0.95%	4	0.62%	4	0.74%	4	0.71%	7	1.20%	13	0.76%	16	0.88%
Derivatives (2)	1	N/A	(1)	N/A	4	N/A	10	N/A	10	N/A	4	N/A	30	N/A
Prepayment fee income	9	0.06%	21	0.14%	11	0.07%	15	0.09%	16	0.10%	41	0.09%	32	0.07%
Other assets	2	N/A	11	N/A	11	N/A	12	N/A	19	N/A	24	N/A	24	N/A
Gross investment income before expenses and fees	767	5.12%	806	5.35%	742	4.89%	805	5.33%	821	5.48%	2,315	5.12%	2,379	5.27%
Expenses and fees	(32)	-0.22%	(30)	-0.21%	(31)	-0.21%	(32)	-0.22%	(38)	-0.26%	(93)	-0.21%	(99)	-0.22%
Total investment income and annualized yield	735	4.90%	776	5.14%	711	4.68%	773	5.11%	783	5.22%	2,222	4.91%	2,280	5.05%
Trading gains/losses (1)
Fixed maturities	11		12		10		(24)		17		33		(9)
Equity securities	—		—		—		2		—		—		(2)
Mortgage loans	—		1		—		—		—		1		8
Other investments	1		(1)		1		7		(4)		1		1
Total trading gains/losses	12		12		11		(15)		13		35		(2)
Impairments (1)
Fixed maturities	(3)		(3)		(31)		(8)		(7)		(37)		(22)
Equity securities	—		—		—		—		—		—		—
Mortgage loans	—		—		(2)		—		—		(2)		—
Other investments	—		—		—		—		—		—		—
Total impairments	(3)		(3)		(33)		(8)		(7)		(39)		(22)
Fair value adjustments (3)	54		135		96		91		(37)		285		(157)
Derivatives, including change in fair value of derivatives related to guaranteed benefits	(50)		(96)		(67)		(66)		41		(213)		70
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses) (1)	13		48		7		2		10		68		(111)
Businesses exited through reinsurance (4)	65		79		80		3		13		224		(37)
Consolidation/eliminations (5)	25		27		34		(14)		3		86		12
Total investment income and realized capital gains (losses)	838		930		832		764		809		2,600		2,144

(1) Investment results related to businesses exited through reinsurance are excluded.
(2) Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
(3) Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
(4) Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
(5) Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.

Voya Financial	Page 37 of 47

Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Retirement
Average alternative investments	773	722	705	643	646	733	580
Alternative investment income	25	33	(1)	23	38	57	76
Investment Management
Average alternative investments	226	228	208	204	214	221	242
Alternative investment income	5	7	(2)	4	8	10	24
Employee Benefits
Average alternative investments	86	84	81	63	63	84	56
Alternative investment income	3	4	—	2	4	7	8
Individual Life
Average alternative investments	534	491	463	412	387	496	349
Alternative investment income	22	25	6	14	19	53	44

The table above excludes alternative investments and income that are a component of Assets held for sale and Income (loss) from discontinued operations, net of tax, respectively, and alternative investments and income in Corporate.

Reconciliations

Voya Financial	Page 39 of 47

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018

Revenues
Net investment income	853	880	815	816	855	2,548	2,491
Fee income	692	662	665	668	704	2,019	2,040
Premiums	571	585	582	537	550	1,738	1,622
Net realized capital gains (losses)	(15)	50	17	(52)	(46)	52	(347)
Other revenues	93	102	113	120	127	308	327
Income (loss) related to consolidated investment entities	43	67	5	93	62	115	199
Total revenues	2,237	2,346	2,197	2,182	2,252	6,780	6,332

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,259)	(1,232)	(1,186)	(1,129)	(1,268)	(3,677)	(3,446)
Operating expenses	(641)	(687)	(702)	(690)	(656)	(2,030)	(2,001)
Net amortization of DAC/VOBA	(134)	(67)	(85)	(108)	(86)	(286)	(260)
Interest expense	(51)	(42)	(42)	(79)	(47)	(135)	(142)
Operating expenses related to consolidated investment entities	(9)	(20)	(5)	(14)	(9)	(34)	(35)
Total benefits and expenses	(2,094)	(2,048)	(2,020)	(2,020)	(2,066)	(6,162)	(5,884)
Income (loss) from continuing operations before income taxes	143	298	177	162	186	618	448
Less:
Net investment gains (losses) and related charges and adjustments	17	55	23	(37)	11	95	(90)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(19)	(9)	(2)	38	14	(30)	2
Income (loss) related to businesses exited through reinsurance or divestment	27	2	(21)	(23)	—	8	(53)
Income (loss) attributable to noncontrolling interests	19	25	(1)	56	23	43	81
Income (loss) on early extinguishment of debt	(12)	—	—	(37)	—	(12)	(3)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	66	(47)	—	66	—
Dividend payments made to preferred shareholders	14	—	10	—	—	24	—
Other adjustments	(28)	(53)	(92)	(26)	(25)	(173)	(53)
Adjusted operating earnings before income taxes	125	278	194	238	163	597	564

Voya Financial	Page 40 of 47

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018

Total revenues	2,237	2,346	2,197	2,182	2,252	6,780	6,332

Less Adjustments
Net realized investment gains (losses) and related charges and adjustments	22	51	10	(48)	—	83	(122)
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(12)	(4)	(3)	45	12	(19)	9
Revenues (losses) related to business exited through reinsurance or divestment	50	76	76	4	22	202	(36)
Revenues (loss) attributable to noncontrolling interests	29	44	4	70	34	77	116
Other adjustments (1)	86	84	87	58	76	257	201
Total adjusted operating revenues	2,062	2,095	2,023	2,053	2,108	6,180	6,164

Adjusted operating revenues by segment
Retirement	675	688	648	690	705	2,011	2,037
Investment Management	167	163	148	159	168	478	524
Employee Benefits	503	515	508	467	469	1,526	1,382
Individual Life	653	643	626	643	660	1,922	1,932
Corporate	64	86	93	94	106	243	289
Total adjusted operating revenues	2,062	2,095	2,023	2,053	2,108	6,180	6,164

(1) Includes fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

Voya Financial	Page 41 of 47

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018

Retirement
Adjusted operating earnings before income taxes	596	732	721	701	699
Less:
DAC/VOBA and other intangibles unlocking	(33)	46	44	(1)	19
Adjusted Operating Earnings - excluding Unlocking before interest	629	686	677	702	680
Income tax expense	81	104	106	116	137
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	549	582	571	586	543

Adjusted Operating effective tax rate, excluding Unlocking (2)	7.8%	14.0%	11.1%	16.7%	17.1%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	12.8%	15.1%	15.7%	16.5%	20.1%
Average Capital	4,170	4,186	4,180	4,156	4,063
Ending Capital	4,065	4,123	4,126	4,289	4,218
Adjusted Return on Capital	13.2%	13.9%	13.6%	14.1%	13.4%

Investment Management
Adjusted Operating Earnings - excluding Unlocking before interest	165	167	178	205	221
Income tax expense	35	35	37	43	53
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	130	132	141	162	168

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	24.0%
Average Capital	303	302	304	305	306
Ending Capital	310	306	301	300	297
Adjusted Return on Capital	42.9%	43.9%	46.4%	53.3%	55.2%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assume a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

Voya Financial	Page 42 of 47

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018

Employee Benefits
Adjusted operating earnings before income taxes	187	180	166	160	148
Less:
DAC/VOBA and other intangibles unlocking	—	—	—	(1)	—
Adjusted Operating Earnings - excluding Unlocking before interest	187	180	166	161	148
Income tax expense	39	38	35	34	34
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	148	142	131	127	114

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	23.3%
Average Capital	495	482	468	449	424
Ending Capital	517	509	507	470	466
Adjusted Return on Capital	29.8%	29.4%	28.0%	28.2%	26.9%

Individual Life
Adjusted operating earnings before income taxes	105	4	(2)	(33)	(12)
Less:
DAC/VOBA and other intangibles unlocking	(118)	(230)	(255)	(281)	(268)
Adjusted Operating Earnings - excluding Unlocking before interest	223	234	253	248	256
Income tax expense	47	49	53	52	62
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	176	185	200	196	194

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	24.1%
Average Capital	2,152	2,149	2,145	2,137	1,977
Ending Capital	2,129	2,145	2,176	2,170	2,102
Adjusted Return on Capital	8.1%	8.6%	9.3%	9.1%	9.8%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding Unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assumed a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

Voya Financial	Page 43 of 47

Prepayments and Alternative Income Above (Below) Long-Term Expectations (2)

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018

Prepayments Above (Below) Long-term Expectations (1)
Retirement	(1)	6	—	2	4	7	4
Investment Management	—	—	—	—	—	—	—
Employee Benefits	—	—	—	—	—	—	—
Individual Life	(1)	4	(1)	—	—	2	(1)
Total	(2)	10	(1)	2	4	9	3

Alternatives Above (Below) Long-term Expectations (1)
Retirement	6	16	(16)	9	23	15	44
Investment Management	—	2	(7)	—	3	(5)	9
Employee Benefits	1	2	(2)	1	2	2	5
Individual Life	10	14	(4)	6	10	26	22
Total	17	34	(29)	16	38	38	80

Prepayments and Alternative Income Above (Below) Long-Term Expectations (1)
Retirement	5	22	(16)	11	27	22	48
Investment Management	—	2	(7)	—	3	(5)	9
Employee Benefits	1	2	(2)	1	2	2	5
Individual Life	9	18	(5)	6	10	28	21
Total	15	44	(30)	18	42	47	83

(1) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis, but excluding such amounts attributable to prepayment fees and alternative income in the Corporate segment.

(2) Corporate segment impacts are immaterial.

Voya Financial	Page 44 of 47

Reconciliation of Normalized Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	9/30/2019			6/30/2019			3/31/2019			12/31/2018			9/30/2018
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		$106	$0.74		$226	$1.51		$64	$0.42		$121	$0.76		$142	$0.87
Plus: Net income (loss) attributable to noncontrolling interest		19	0.13		25	0.17		(1)	(0.01)		56	0.35		23	0.14
Less: Preferred stock dividends		(14)	(0.10)		—	—		10	(0.07)		—	—		—	—
Less: Income (loss) from discontinued operations		—	—		(3)	(0.02)		(79)	(0.52)		—	—		—	—
Income (loss) from continuing operations	143	139	0.97	298	254	1.69	177	152	1.00	162	177	1.11	186	165	1.01
Less:
Net investment gains (losses) and related charges and adjustments	17	13	0.09	55	43	0.29	23	18	0.12	(37)	(29)	(0.19)	11	9	0.05
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(19)	(15)	(0.10)	(9)	(7)	(0.05)	(2)	(2)	(0.01)	38	30	0.19	14	11	0.07
Income (loss) related to businesses exited through reinsurance or divestment	27	21	0.14	2	2	0.01	(21)	(17)	(0.11)	(23)	(18)	(0.11)	—	—	—
Net income (loss) attributable to noncontrolling interest	19	19	0.13	25	25	0.17	(1)	(1)	(0.01)	56	56	0.35	23	23	0.14
Income (loss) on early extinguishment of debt	(12)	(9)	(0.07)	—	—	—	—	—	—	(37)	(29)	(0.18)	—	—	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	—	—	—	66	52	0.34	(47)	(37)	(0.24)	—	—	—
Dividend payments made to preferred shareholders	14	14	0.10	—	—	—	10	10	0.07	—	—	—	—	—	—
Other adjustments	(28)	(19)	(0.14)	(53)	(38)	(0.26)	(92)	(71)	(0.47)	(26)	(5)	(0.03)	(25)	(17)	(0.09)
Adjusted operating earnings	125	115	0.81	278	229	1.52	194	163	1.07	238	209	1.32	163	139	0.84
Less:
DAC, VOBA and other intangibles unlocking	(116)	(92)	(0.63)	(1)	(1)	(0.01)	1	1	0.01	(35)	(27)	(0.18)	(144)	(114)	(0.70)
Prepayment fees and alternative investment income above (below) long-term expectations	15	12	0.08	44	35	0.23	(30)	(24)	(0.16)	18	14	0.10	42	33	0.20
Investment Management earnings related to annuities business sold on 6/1/2018	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Normalized adjusted operating earnings	226	195	1.36	235	195	1.30	223	186	1.22	255	222	1.40	265	220	1.34

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 45 of 47

Reconciliation of Normalized Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Nine months ended
(in millions except per share in whole dollars)	9/30/2019			9/30/2018
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		$396	$2.67		$754	$4.39
Plus: Net income (loss) attributable to noncontrolling interest		43	0.29		81	0.48
Less: Preferred stock dividends		(24)	(0.16)		—	—
Less: Income (loss) from discontinued operations		(82)	(0.55)		457	2.66
Income (loss) from continuing operations	618	545	3.67	448	378	2.21
Less:
Net investment gains (losses) and related charges and adjustments	95	75	0.50	(90)	(71)	(0.42)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(30)	(24)	(0.16)	2	2	0.01
Income (loss) related to businesses exited through reinsurance or divestment	8	6	0.04	(53)	(42)	(0.24)
Net income (loss) attributable to noncontrolling interest	43	43	0.29	81	81	0.48
Income (loss) on early extinguishment of debt	(12)	(9)	(0.06)	(3)	(2)	(0.01)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	66	52	0.35	—	—	—
Dividend payments made to preferred shareholders	24	24	0.16	—	—	—
Other adjustments	(173)	(128)	(0.85)	(53)	(60)	(0.35)
Adjusted operating earnings	597	506	3.41	564	471	2.74
Less:
DAC, VOBA and other intangibles unlocking	(116)	(92)	(0.61)	(243)	(192)	(1.12)
Prepayment fees and alternative investment income above (below) long-term expectations	29	23	0.15	65	51	0.30
Investment Management earnings related to annuities business sold on 6/1/2018	—	—	—	15	12	0.07
Normalized adjusted operating earnings	684	575	3.87	727	600	3.48

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 46 of 47

Reconciliation of Book Value Per Common Share, Excluding AOCI

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Book value per common share, including AOCI	73.73	67.37	59.13	52.28	52.22	73.73	52.22
Per share impact of AOCI	(25.94)	(20.43)	(13.29)	(4.02)	(4.94)	(25.94)	(4.94)
Book value per common share, excluding AOCI	47.79	46.94	45.84	48.26	47.28	47.79	47.28

Debt to capital	22.4%	23.8%	25.7%	27.6%	28.9%	22.4%	28.9%
Capital impact of AOCI	7.7%	6.6%	4.9%	1.6%	2.0%	7.7%	2.0%
Impact of 25% equity treatment afforded to subordinate debt	(2.7)%	(2.7)%	(2.6)%	(2.6)%	(2.5)%	(2.7)%	(2.5)%
Adjusted Debt to capital	27.4%	27.7%	28.0%	26.6%	28.4%	27.4%	28.4%

Reconciliation of shares used in Normalized adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Diluted	144.3	149.9	151.3	157.9	164.0	148.5	171.7
Dilutive effect of the exercise or issuance of stock-based awards (1)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (1)	144.3	149.9	151.3	157.9	164.0	148.5	171.7

(1) For periods in which there is a Net loss in Income from continuing operations, Normalized adjusted operating earnings per common share calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Normalized adjusted operating earnings per common share calculation.

Voya Financial	Page 47 of 47

Reconciliation of Investment Management Normalized Adjusted Operating Margin, Excluding Investment Capital

	Three Months Ended			Twelve Months Ended
(in millions USD, unless otherwise indicated)	9/30/2019	6/30/2019	9/30/2018	9/30/2019	6/30/2019	9/30/2018

Adjusted operating revenues	167	163	168	637	638	709
Adjusted operating expenses	(121)	(122)	(120)	(472)	(471)	(488)
Adjusted operating earnings before income taxes	46	41	48	165	167	221
Adjusted operating margin	27.4%	25.3%	28.9%	25.9%	26.2%	31.3%

Adjusted operating revenues	167	163	168	637	638	709
Less:
Investment Capital Results	5	7	8	15	18	32
Adjusted operating revenues excluding Investment Capital	162	156	160	622	620	677
Adjusted operating expenses	(121)	(122)	(120)	(472)	(471)	(488)
Adjusted operating earnings excluding Investment Capital	41	34	40	150	149	189
Adjusted operating margin excluding Investment Capital	25.0%	21.9%	25.4%	24.1%	24.2%	28.0%

Adjusted operating revenues	167	163	168	637	638	709
Less:
Investment Capital Results above (below) long-term expectations	—	2	3	(5)	(2)	9
Adjusted operating revenue related to annuities businesses sold on June 1, 2018	—	—	—	—	—	24
Normalized adjusted operating revenues	167	161	165	642	640	676
Adjusted operating expenses	(121)	(122)	(120)	(472)	(471)	(488)
Normalized adjusted operating earnings	45	39	45	169	169	188
Normalized adjusted operating margin	27.3%	24.4%	27.6%	26.4%	26.5%	27.9%